UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2021

SARATOGA INVESTMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00732	20-8700615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Madison Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 906-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SAR	New York Stock Exchange
6.25% Notes due 2025	SAF	New York Stock Exchange
7.25% Notes due 2025	SAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 10, 2021, in connection with a previously announced public offering, Saratoga Investment Corp. (the “Company”) and U.S. Bank National Association, as trustee (the “Trustee”), entered into a Eighth Supplemental Indenture (the “Eighth Supplemental Indenture”) to the Indenture, dated May 10, 2013, between the Company and the Trustee (together with the Eighth Supplemental Indenture, the “Indenture”). The Eighth Supplemental Indenture relates to the Company’s issuance, offer and sale of $50.0 million in aggregate principal amount of its 4.375% Notes due 2026 (the “Notes”).

The Notes bear interest at a rate of 4.375% per year payable semi-annually in arrears on February 28 and August 28 of each year, beginning on August 28, 2021. The Notes will mature on February 28, 2026 and may be redeemed in whole or in part at the Company’s option at any time prior to November 28, 2025, at par plus a “make-whole” premium, and thereafter at par.

The Company intends to use all of the net proceeds from the sale of the Notes to make investments in middle-market companies (including investments made through Saratoga Investment Corp. SBIC LP and Saratoga Investment Corp. SBIC II LP, each a wholly owned subsidiary of the Company that is licensed as a small business investment company) in accordance with the Company’s investment objective and strategies and for general corporate purposes.

The Notes are the direct unsecured obligations of the Company and rank pari passu with all existing and future unsubordinated unsecured indebtedness issued by the Company, senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes, effectively subordinated to all of the existing and future secured indebtedness issued by the Company (including indebtedness that is initially unsecured in respect of which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the Company’s senior secured revolving credit facility, as amended, and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Indenture contains certain covenants, including certain covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), or any successor provisions, whether or not the Company continues to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to the Company by the U.S. Securities and Exchange Commission (the “SEC”), to agree that for the period of time during which the Notes are outstanding, the Company will not declare any dividend (except a dividend payable in our stock), or declare any other distribution, upon a class of our capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, the Company has an asset coverage (as defined in the 1940 Act) of at least the threshold specified in Section 18(a)(1)(B) as modified by such provisions of Section 61(a)(2) of the 1940 Act as may be applicable to the Company from time to time or any successor provisions thereto of the 1940 Act, as such obligation may be amended or superseded, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and in each case giving effect to (i) any exemptive relief granted to the Company by the SEC, and (ii) any SEC no-action relief granted by the SEC to another business development company (“BDC”) (or to the Company if it determines to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by such provisions of Section 61(a)(2) of the 1940 Act as may be applicable to the Company from time to time. These covenants are subject to important limitations and exceptions that are described in the Indenture.

In addition, holders of the Notes can require the Company to repurchase some or all of the Notes at a purchase price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the repurchase date upon the occurrence of a “Change of Control Repurchase Event,” as defined in the Eighth Supplemental Indenture.

The Notes were offered and sold in an offering registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement on Form N-2 (File No. 333-227116), the prospectus supplement dated March 3, 2021 and the pricing term sheet filed with the SEC on March 3, 2021. The transaction closed on March 10, 2021. The net proceeds to the Company were approximately $48.8 million, after deducting the underwriting discount of $1.0 million and the estimated offering expenses of approximately $200,000 payable by the Company.

The foregoing descriptions of the Eighth Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Eighth Supplemental Indenture and the form of global note representing the Notes, respectively, each filed or incorporated by reference as exhibits hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Indenture by and between the Company and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit (d)(4) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-186323) filed on April 30, 2013).

4.2	Eighth Supplemental Indenture, dated as of March 10, 2021, between Saratoga Investment Corp. and U.S. Bank National Association, as trustee.

4.3	Form of Global Note with respect to the 4.375% Notes due 2026 (incorporated by reference to Exhibit 4.2 hereto).

5.1	Opinion of Eversheds Sutherland (US) LLP.

23.1	Consent of Eversheds Sutherland (US) LLP (included in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SARATOGA INVESTMENT CORP.

Date: March 10, 2021	By:	/s/ Henri J. Steenkamp
	Name:	Henri J. Steenkamp
	Title:	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

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